Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Macro Strategies Fund
Class	A	LFMAX
Class	C	LFMCX
Class	I	LFMIX

A series of LoCorr Investment Trust

Supplement dated January 25, 2022 to the Prospectus dated April 30, 2021

At a meeting of the Board of Trustees held on May 24, 2021, the Board approved R.G. Niederhoffer Capital Management, Inc. to serve as an additional sub-adviser to the LoCorr Macro Strategies Fund (the “Fund”). Accordingly, the following information is added to the Prospectus.

Summary Section of Prospectus

SUB-ADVISERS’ INVESTMENT PROCESS

R.G. Niederhoffer Capital Management, Inc. (“Niederhoffer”) serves as a sub-adviser to the Fund. Niederhoffer provides asset management services for the Fund using its Smart Alpha Program. The R.G. Niederhoffer Smart Alpha Program seeks to achieve three key objectives: (1) Stable absolute returns regardless of market environment, with zero correlation to Fixed Income, Equities and Hedge Funds; (2) Strong, consistent downside and upside protection for portfolios containing Global Bonds, Global Equities, Hedge Funds, and CTAs, and (3) Daily/monthly liquidity and high transparency.

Sub-Adviser: R.G. Niederhoffer Capital Management, Inc.
Portfolio Manager: Roy Niederhoffer founded R.G. Niederhoffer Capital Management, Inc. in 1993. Niederhoffer employs a quantitative, behavioral finance-based strategy to trade equities, fixed income, foreign exchange and commodities to provide returns that are both valuable on a stand-alone basis and also provide significant downside protection to clients’ portfolios. Mr. Niederhoffer leads the Management Committee and brings nearly 30 years of experience in the hedge fund industry.

Statutory Section of Prospectus

SUB-ADVISER’S INVESTMENT PROCESS

Macro Strategies Fund

R.G. Niederhoffer Capital Management, Inc. (“Niederhoffer”) serves as one of the Fund’s sub-advisers. Niederhoffer provides asset management services for the Fund using its Smart Alpha Program. The R.G. Niederhoffer Smart Alpha Program seeks to achieve three key objectives: (1) Stable absolute returns regardless of market environment, with zero correlation to Fixed Income, Equities and Hedge Funds; (2) Strong, consistent downside and upside protection for portfolios containing Global Bonds, Global Equities, Hedge Funds, and CTAs, and (3) Daily/monthly liquidity and high transparency.

The manager's 30 years of research into how behavioral biases affect financial markets has identified over 60 situations in which markets are predictable. To extract these unique sources of alpha, the firm's trading systems algorithmically generate investments, 24 hours a day, on both the long and short side, in the world's most liquid futures and F/X markets, with trade durations averaging 1.5 days. The strategy has performed particularly well in volatile market conditions when investors are most susceptible to biased, predictable behavior. Because of this, the strategy has been long realized volatility.

Sub-Advisers

R.G. Niederhoffer Capital Management, Inc., located at 1700 Broadway, 39th Floor, New York, New York 10019, serves as a sub-adviser to the Macro Strategies Fund. Subject to the authority of the Board and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The sub-adviser is paid by the Adviser not the Fund. Niederhoffer was established in 1993 and is a quantitative trading advisor that employs a short-term, primarily contrarian strategy to trade the world’s largest and most liquid markets. As of December 31, 2021, Niederhoffer had approximately $620 million in assets under management.

Niederhoffer Portfolio Manager:
Roy Niederhoffer, President, Founder, founded Niederhoffer in 1993. Mr. Niederhoffer leads the Management Committee and brings nearly 30 years of experience in the hedge fund industry.

You should read this Supplement in conjunction with the Prospectus dated April 30, 2021, and the Statement of Additional Information dated April 30, 2021, each as supplemented. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Macro Strategies Fund
Class	A	LFMAX
Class	C	LFMCX
Class	I	LFMIX

A series of LoCorr Investment Trust

Supplement dated January 25, 2022 to the Statement of Additional Information (“SAI”) dated April 30, 2021

At a meeting of the Board of Trustees held on May 24, 2021, the Board approved R.G. Niederhoffer Capital Management, Inc. to serve as an additional sub-adviser to the LoCorr Macro Strategies Fund (the “Fund” or “Macro Strategies Fund”). Accordingly, the following information is added to the SAI.

The following serve as sub-advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”) to the respective Funds:

Fund Name	Sub-Adviser
Macro Strategies Fund	• Graham Capital Management, L.P. • Millburn Ridgefield Corporation • Nuveen Asset Management, LLC • Revolution Capital Management, LLC • R.G. Niederhoffer Capital Management, Inc.
Commodities Strategy Fund	• Nuveen Asset Management, LLC
Dynamic Equity Fund	• Billings Capital Management LLC • First Quadrant LP • Kettle Hill Capital Management, LLC
Spectrum Income Fund	• Bramshill Investments, LLC
Market Trend Fund	• Graham Capital Management, L.P. • Nuveen Asset Management, LLC

Investment Sub-Advisers

The Adviser has engaged R.G. Niederhoffer Capital Management, Inc. (“Niederhoffer”) located at 1700 Broadway, 39th Floor, New York, New York 10019, to serve as a sub-adviser to the Macro Strategies Fund. Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. Niederhoffer was established in 1993 and is a quantitative trading advisor that employs a short-term, primarily contrarian strategy to trade the world’s largest and most liquid markets. As of December 31, 2021, Niederhoffer had approximately $620 million in assets under management.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the Portfolio Managers in addition to those of the Funds and assets under management in those accounts as of December 31, 2021:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
R.G. Niederhoffer Capital Management, Inc. – (Macro Strategies Fund)
Roy Niederhoffer	1	$109M	6	$67M	4	$444M

Portion of Total Other Accounts Managed Subject to Performance Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
R.G. Niederhoffer Capital Management, Inc. – (Macro Strategies Fund)
Roy Niederhoffer	0	$0	3	$53M	4	$444M

APPENDIX A

PROXY VOTING GUIDELINES FOR
R.G. Niederhoffer Capital Management, Inc.

For accounts that don’t trade securities, there are no proxies to be voted.

You should read this Supplement in conjunction with the Prospectus dated April 30, 2021, and the Statement of Additional Information dated April 30, 2021, each as supplemented. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.